Exhibit 10.2

                 DST SYSTEMS, INC. 2005 NON-EMPLOYEE DIRECTORS'
                                   AWARD PLAN

                                   ARTICLE 1.
                     EFFECTIVE DATE, OBJECTIVES AND DURATION

     1.1 EFFECTIVE DATE OF THE PLAN.

     DST Systems, Inc., a Delaware corporation (the "COMPANY"), hereby establishes the DST Systems, Inc. 2005 Non-Employee Directors Award Plan (the "PLAN") as set forth herein effective May 10, 2005 ("EFFECTIVE DATE"), subject to approval by the Company's stockholders.

     1.2 OBJECTIVES OF THE PLAN.

     The Plan is intended to attract and retain highly qualified persons to serve as Non-Employee Directors and to provide such Non-Employee Directors with a long-term proprietary interest in the Company, thereby aligning such
Non-Employee Directors' interests more closely with the interests of the Company's stockholders.

     1.3 DURATION OF THE PLAN.

     The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company ("BOARD") to amend or terminate the Plan at any time pursuant to Article 10 hereof, until the earlier of May 9, 2015, or the date all Shares subject to the Plan shall have been issued according to the Plan's provisions.

                                   ARTICLE 2.
                                   DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

     2.1 "AFFILIATE" means any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

     2.2 "AWARD" means any Option, Restricted Stock, Shares, Restricted Stock Unit, Deferred Stock, Substitute Award or Dividend Equivalent granted under this Plan.

     2.3 "AWARD AGREEMENT" means the written agreement by which an Award shall be evidenced.

     2.4 "BOARD" means the Board of Directors of the Company.

     2.5 "CAUSE" means the occurrence of any one of the following: (a) any act of dishonesty, willful misconduct, gross negligence, intentional or conscious abandonment or neglect of duty; (b) commission of a criminal activity, fraud or embezzlement; or (c) any unauthorized disclosure or use of confidential information or trade secrets.

     2.6 "CODE" means the Internal Revenue Code of 1986 (and any successor Internal Revenue Code), as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

     2.7 "COMMON STOCK" means the common stock, one cent ($.01) par value per share, of the Company.

     2.8 "DEFERRAL ACCOUNT" See Section 9.4.

     2.9 "DEFERRAL ELECTION" See Section 9.3.

     2.10 "DEFERRED STOCK" means the right granted as an Award to receive payment in the form of Shares (or measured by the value of Shares) at the end of a specified deferral period.

     2.11 "DIRECTORS FEES" mean the cash fees earned by an individual in his capacity as a Non-Employee Director (including annual retainer fees, meeting fees, fees for service on a committee, and fees for service as chairman of the Board or chairman of a committee of the Board).

     2.12 "DISABILITY" means, unless otherwise defined in an Award Agreement, or as otherwise established by the Board for purposes of the Plan, a disability within the meaning of Code Section 409A(a)(2)(C)(i).

     2.13 "DIVIDEND EQUIVALENT" means a right to receive payments equal to dividends or property, if and when paid or distributed, on Shares, Restricted Stock Units or Deferred Stock.

     2.14 "EFFECTIVE DATE" has the meaning set forth in Article 1.1.

     2.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successors thereto, and the rules and regulations promulgated thereunder, all as shall be amended from time to time.

     2.16 "EXERCISE DATE" means the date the holder of an Award that is subject to exercise delivers notice of such exercise to the Company, accompanied by such payment, attestations, representations or other documentation as the Board may specify; PROVIDED that if such notice is delivered after 11:00 a.m. Central Time (or such other time as the Board may specify), the Exercise Date shall be the following day.

     2.17 "FAIR MARKET VALUE" means:

          (a) with respect to a Share or other securities, (i) the average of the highest and lowest reported sales prices reported in the table entitled "New York Stock Exchange Composite Transactions" contained in The Wall Street Journal (or an equivalent successor table); (ii) if the Shares or other securities are not listed on the New York Stock Exchange, the closing sales price of the Shares or other securities on such other national exchange on which the Shares are principally traded, or as reported by the National Market System, or similar organization, as reported in the appropriate table or listing contained in The Wall Street Journal, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares or other securities, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Board. Except as provided in the following sentence, the valuation of a Share or other securities on any date shall be determined as of that date (or, if no sale of Shares or such other securities was reported for such date, on the most recent trading day prior to such date on which a sale of Shares or such other securities was reported). On the Exercise Date of an Award, the valuation of Shares shall be determined as of the last trading day preceding the exercise of the Award;

          (b) with respect to any property other than cash or securities, the market value of such property determined by such methods or procedures as shall be established from time to time by the Board; and

          (c) with respect to cash, the value of such cash in United States dollars.

     2.18 "GRANT DATE" means the date on which an Award is granted or such later date as specified in advance by the Board.

     2.19 "GRANTEE" means a Non-Employee Director who has been granted an Award.

     2.20 "INCLUDING" or "INCLUDES" means "including, without limitation," or "includes, without limitation," respectively.

     2.21 "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an employee of the Company or any Affiliate.

     2.22 "OPTION" means an option granted under Article 6 of the Plan.

     2.23 "OPTION PRICE" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

     2.24 "OPTION TERM" means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is cancelled.

     2.25 "PERIOD OF RESTRICTION" means the period during which Restricted Stock or Restricted Stock Units are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

     2.26 "PERSON" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

     2.27 "PLAN" See Section 1.1. If the Plan is amended, the term "PLAN" shall mean the Plan as so amended.

     2.28 "RESTRICTED STOCK" means any Share issued as an Award under Article 7 that is subject to Restrictions.

     2.29 "RESTRICTED STOCK UNIT" means a right, granted under Article 8, to receive one (1) Share on the Settlement Date conditioned on the satisfaction of conditions or restrictions imposed by the Board, which restrictions may be time-based or performance-based.

     2.30 "RESTRICTION" means any restriction on a Grantee's free enjoyment of the Shares or other rights underlying Awards, including (a) that the Grantee or other holder may not sell, transfer, pledge, or assign a Share or right, and (b) such other restrictions as the Board may impose in the Award Agreement (including, without limitation, any restriction on the right to vote such Share, and the right to receive any dividends). Restrictions may be based on the passage of time or the satisfaction of performance criteria and may lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Board shall specify. Awards subject to a Restriction shall be forfeited if the Restriction does not lapse prior to such date or the occurrence of such event or the satisfaction of such other criteria as the Board shall determine.

     2.31 "RETIREMENT" means satisfaction of such of the following requirements (or a combination thereof) as may be specified by the Board in the applicable Award Agreement: (a) minimum age requirements, (b) minimum service requirements, and/or (c) Termination of Affiliation.

     2.32 "RSU ACCOUNT" See Section 8.3.

     2.33 "RULE 16B-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

     2.34 "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

     2.35 "SETTLEMENT DATE" See Section 8.3(b) with respect to RSU Accounts and 9.4(c) with respect to Deferral Accounts.

     2.36 "SHARE" means a share of the Common Stock of the Company.

     2.37 "SPECIAL TERMINATION" means a Termination of Affiliation due to any one of the following: (a) a requirement of the Non-Employee Director's employer that he or she terminate service on the Board, PROVIDED that such Non-Employee Director does not control the employer as determined by the Board; (b) upon the advice of counsel to the Company or independent counsel to the Board that such Non-Employee Director should terminate his or her service on the Board due to legal, regulatory or other reasons PROVIDED that such other reasons are not a basis for Termination of Affiliation for Cause and are not related to the Non-Employee Director's failure to perform duties to the Company or its stockholders; or (c) a failure to be nominated for re-election as a member of the Board, PROVIDED that the reason for such failure to nominate is not due to either the Non-Employee Director's Termination of Affiliation for Cause or the Non-Employee Director declining to stand for reelection.

     2.38 "SUBSTITUTE AWARD" means an Award granted under the Plan in substitution for stock and stock-based awards ("ACQUIRED ENTITY AWARDS") held by current and former employees or non-employee directors of, or consultants to, another corporation or entity who become Non-Employee Directors in connection with a merger or consolidation of the other corporation or entity (the "ACQUIRED ENTITY") with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition ("ACQUISITION DATE") in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price and with such other terms as the Board determines necessary to achieve preservation of economic value. The limitations of Section
4.1 on the number of Shares reserved or available for grants and the limitations under Section 6.3 with respect to Option Prices shall not apply to Substitute Awards.

     2.39 "TERMINATION OF AFFILIATION" occurs on the first day on which a Grantee is for any reason no longer providing services to the Company as a Non-Employee Director.

                                   ARTICLE 3.
                                 ADMINISTRATION

     3.1 ADMINISTERED BY THE BOARD.

     Subject to Section 3.2, the Plan shall be administered by the full Board.

     3.2 POWERS OF BOARD.

     Subject to and consistent with the provisions of the Plan, the Board has full and final authority and sole discretion as follows; PROVIDED that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

          (a) to determine when, to whom and in what types and amounts Awards should be granted;

          (b) to grant Awards to Non-Employee Directors in any number, and to determine the terms and conditions applicable to each Award (including conditions intended to comply with Code Section 409A, the number of Shares to which an Award will relate, any exercise price, Option Price or purchase price, any limitation or Restriction, any schedule for, or performance conditions relating to, the earning of the Award or the lapse of Restrictions, forfeiture Restrictions, Restrictions on exercisability or transferability, any performance goals and/or vesting based on the passage of time, based in each case on such considerations as the Board shall determine);

          (c) to determine the Option Term;

          (d) to determine the benefit payable under any Dividend Equivalent;

          (e) to determine, with respect to Restricted Stock, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, and whether Restricted Stock shall be held in escrow;

          (f) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property;

          (g) to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee, or if and to the extent specified in the Award Agreement, automatically or at the election of the Board;

          (h) to grant Awards in replacement of Awards previously granted under this Plan or any other compensation plan of the Company; PROVIDED that any such replacement grant that would be considered a repricing shall be subject to shareholder approval;

          (i) to construe and interpret the Plan and to make all determinations,
     including   factual   determinations,   necessary  or  advisable   for  the
     administration of the Plan;

          (j) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

          (k) to appoint such agents as the Board may deem necessary or advisable to administer the Plan;

          (l) with the consent of the Grantee, to amend any Award Agreement at any time; PROVIDED that the consent of the Grantee shall not be required for any amendment (i) that, in the Board's determination, does not materially adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Board) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

          (m) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Board may, before or concurrently with the grant thereof, deem appropriate, including limiting the amount or percentage of Awards which may from time to time be exercised by a Grantee;

          (n) to make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles;

          (o) as to all or part of any Award as to any Grantee, at the time the Award is granted or any time thereafter, to determine that Awards shall become exercisable or vested upon a Termination of Affiliation, to determine that Awards shall continue to become exercisable or vested in full or in installments after Termination of Affiliation, to extend the period for exercise of Options following Termination of Affiliation (but not beyond ten (10) years from the date of grant of the Option), or to provide that any Award of Options, Restricted Stock or Restricted Stock Units shall in whole or in part not be forfeited upon such Termination of Affiliation; PROVIDED the Board shall consider potential tax consequences in making any such determinations or taking any such actions;

          (p) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

          (q) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations (including factual determinations) as may be required under the terms of the Plan or as the Board may deem necessary or advisable for the administration of the Plan.

     Any action of the Board with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Board may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Board must or may make any determination shall be determined by the Board, and any such determination may thereafter be modified by the Board. The express grant of any specific power to the Board, and the taking of any action by the Board, shall not be construed as limiting any power or authority of the Board.

                                    ARTICLE 4
                           SHARES SUBJECT TO THE PLAN

     4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS.

     Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan shall be (a) three hundred thousand (300,000) plus (b) any Shares required to satisfy Substitute Awards, all of which Shares shall be available for delivery with respect to all Awards.

     If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates or lapses without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture, termination or lapse, shall again be available for grant under the Plan. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or, except with respect to Shares of Restricted Stock, the withholding or payment of taxes related thereto, such Shares shall again be available for grant under the Plan.

     The Board shall from time to time determine the appropriate methodology for calculating the number of Shares to which an Award relates pursuant to the Plan.

     Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

     4.2 ADJUSTMENTS IN AUTHORIZED SHARES AND AWARDS.

     In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Shares, or other securities or property), forward or reverse stock split, merger, reorganization, subdivision, consolidation or reduction of capital, recapitalization, reorganization, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (d) the number and kind of Shares of outstanding Restricted Stock or relating to any other outstanding Award in connection with which Shares are subject; PROVIDED that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

                                   ARTICLE 5.
                  ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS

     5.1 ELIGIBILITY.

     Each Person who, on any date on which an Award is to be granted, is a Non-Employee Director shall be eligible to receive an Award hereunder.

     5.2 AWARD AGREEMENT.

     To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

     5.3 NONTRANSFERABILITY OF AWARDS.

          (a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative.

          (b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; PROVIDED that the designation of a beneficiary to receive benefits in the event of the Grantee's death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (c) Notwithstanding subsections (a) and (b) above, to the extent allowed by the Board as provided in the Award Agreement or otherwise, Awards may be transferred, without consideration, to a Permitted
     Transferee. For this purpose, a "PERMITTED TRANSFEREE" in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the "IMMEDIATE FAMILY" of a Grantee includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests. Such Award may be exercised by such transferee in accordance with the terms of such Award. If so determined by the Board, a Grantee may, in the manner established by the Board, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to any restrictions or limitations in the Plan or in any applicable Award Agreement and to any additional restrictions or limitations deemed necessary or appropriate by the Board.

     5.4 CANCELLATION AND RESCISSION OF AWARDS.

     Unless the Award Agreement specifies otherwise, the Board may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

     5.5 STAND-ALONE, TANDEM AND SUBSTITUTE AWARDS.

     Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award or benefit granted by the Company or any Affiliate under any other plan, program, arrangement, contract or agreement (a "NON-PLAN AWARD"). If an Award is granted in substitution for another Award or any Non-Plan Award, the Board shall require the surrender of such other Award or Non-Plan Award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or Non-Plan Awards may be granted either at the same time as or at a different time from the grant of such other Awards or Non-Plan Awards. The Board may, in its discretion and on such terms and conditions as it considers appropriate in the circumstances, grant Substitute Award under the Plan.

     5.6 INSUFFICIENT NUMBER OF SHARES.

     If at any date insufficient Shares are available under the Plan for the Award of Options under Article 6, the Award of Restricted Stock under Article 7, the Award of Restricted Stock Units under Article 8 and /or Deferred Stock under
Article 9, the Board shall determine the manner in which such remaining Shares shall be awarded.

     5.7 NOTIFICATION UNDER CODE SECTION 83(B).

     If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Stock, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within ten (10) days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Board may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

     5.8 DEFERRAL OF AWARD PAYOUTS.

     The Board may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of Restrictions with respect to Restricted Stock or Restricted Stock Units. If any such deferral is required or permitted, the Board shall, in its sole discretion, establish rules and procedures for such payment deferrals that are in accordance with the Plan and Code Section 409A. Except as otherwise provided in an Award Agreement, any payment or any

Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee's Deferral Election.

     5.9 EXERCISE BY NON-GRANTEE.

     If any Award is exercised as permitted by the Plan by any Person other than the Grantee, the exercise notice shall be accompanied by documentation as may reasonably be required by the Board, including without limitation, evidence of authority of such Person or Persons to exercise the Award and, if the Board so specifies, evidence satisfactory to the Company that any death taxes payable with respect to such Shares have been paid or provided for.

     5.10 NO CASH CONSIDERATION FOR AWARDS.

     Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

     5.11 NO FRACTIONAL SHARES.

     No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                                   ARTICLE 6.
                                  STOCK OPTIONS

     6.1 GRANT OF OPTIONS.

     Subject to and consistent with the provisions of the Plan, the Board may grant Options to any Non-Employee Director in such number, and upon such terms, and at any time and from time to time as shall be determined by the full Board.

     6.2 AWARD AGREEMENT.

     Each Option shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Board shall determine.

     6.3 OPTION PRICE.

     The Option Price for each Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

     6.4 OPTION TERM.

     The Option Term of each Option shall expire no later than the tenth (10th) anniversary of the Grant Date.

                                   ARTICLE 7.
                                RESTRICTED STOCK

     7.1 GRANT OF RESTRICTED STOCK.

     Subject to and consistent with the provisions of the Plan, the Board may grant Restricted Stock to any Non-Employee Director in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board. The Board shall determine the amount, if any, that a Grantee shall pay for Restricted Stock.

     7.2 AWARD AGREEMENT.

     Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares of Restricted Stock granted, and such other provisions as the Board shall determine. The Board may impose such Restrictions on Restricted Stock, including time-based Restrictions, Restrictions based on the achievement of specific performance goals, time-based Restrictions following the achievement of specific performance goals, Restrictions based on the occurrence of a specified event, and/or restrictions under applicable securities laws; PROVIDED that time-based Restrictions not tied to or following the achievement of specific performance goals shall remain in effect (in whole or in part) at least until the third anniversary of the Grant Date, except as provided in the Award Agreement in the event of death, Disability, Retirement, Special Termination, or other circumstances specified in such agreement.

     7.3 EFFECT OF FORFEITURE.

     If Restricted Stock is forfeited, and if the Grantee was required to pay for such Shares or acquired such Restricted Stock upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Stock to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Stock, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Shares of Restricted Stock shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Stock.

     7.4 ESCROW; LEGENDS.

     The Board may provide that the certificates for any Restricted Stock (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Stock becomes non-forfeitable or is forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Stock under the Plan. If any Restricted Stock becomes non-forfeitable, the Company shall cause certificates for such Shares to be delivered without such legend or shall cause a release of restrictions on a book entry account maintained by the Company's transfer agent.

     7.5 STOCKHOLDER RIGHTS IN RESTRICTED STOCK.

     Restricted Stock, whether held by a Grantee or in escrow or other custodial arrangement by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted

Stock, the Board may require the payment of cash dividends thereon to be deferred and, if the Board so determines, reinvested in additional Shares of Restricted Stock. Stock dividends and deferred cash dividends issued with respect to Restricted Stock shall be subject to the same restrictions and other terms as apply to the Shares of Restricted Stock with respect to which such dividends are issued. The Board may in its discretion provide for payment of interest on deferred cash dividends.

                                   ARTICLE 8.
                             RESTRICTED STOCK UNITS

     8.1 GRANT OF RESTRICTED STOCK UNITS.

     Subject to and consistent with the provisions of the Plan and Code Sections 409A(a)(2), (3) and (4), the Board may grant Restricted Stock Units to any Non-Employee Director in such number, upon such terms, and at any time and from time to time as the Board shall determine.

     8.2 AWARD AGREEMENT.

     Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Restrictions, the number of Shares subject to the Restricted Stock Units granted, and such other provisions as the Board shall determine in accordance with Code Section 409A. The Board may impose such Restrictions on Restricted Stock Units, including time-based Restrictions, Restrictions based on the achievement of specific performance goals, time-based Restrictions following the achievement of specific performance goals, Restrictions based on the occurrence of a specified event, and/or restrictions under applicable securities laws; PROVIDED that time-based restrictions shall remain in effect (in whole or in part) at least until the third anniversary of the Grant Date, except as provided in the Award Agreement in the event of death, Disability, Special Termination, or other circumstances specified in such agreement. A Grantee shall have no voting rights in Restricted Stock Units.

     8.3 CREDITING RESTRICTED STOCK UNITS.

     The Company shall establish an account ("RSU ACCOUNT") on its books for each Non-Employee Director who receives a grant of Restricted Stock Units. Restricted Stock Units shall be credited to the Non-Employee Director's RSU Account as of the Grant Date of such Restricted Stock Units. RSU Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to RSU Accounts. The obligation to make distributions of securities or other amounts credited to RSU Accounts shall be an unfunded, unsecured obligation of the Company.

          (a) CREDITING OF DIVIDEND EQUIVALENTS. Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to RSU Accounts on all Restricted Stock Units credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the RSU Account in the form of additional Restricted Stock Units in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of such dividend or distribution.

          (b) SETTLEMENT OF RSU ACCOUNTS. The Company shall settle an RSU Account by delivering to the holder thereof (which may be the Grantee or his or her designated beneficiary or estate, as applicable) a number of Shares equal to the whole number of Shares underlying the

     Restricted Stock Units then credited to the Grantee's RSU Account (or a specified portion in the event of any partial settlement); PROVIDED that any fractional Shares underlying Restricted Stock Units remaining in the RSU Account on the Settlement Date shall be distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Restricted Stock Unit. The "SETTLEMENT DATE" for all Restricted Stock Units credited to a Grantee's RSU Account shall be the earlier of (i) when Restrictions applicable to an Award of Restricted Stock Units have lapsed, or (ii) as soon as administratively practical following the Grantee's death, Disability,
     Retirement or Special Termination, PROVIDED, that such Disability, Retirement or Special Termination (as applicable) constitutes a "separation from service" (as provided in Code Section 409A(a)(2)(A)(i)).

                                   ARTICLE 9.
                                 DEFERRED STOCK

     9.1 GRANT OF DEFERRED STOCK.

     Subject to and consistent with the provisions of the Plan and Code Sections 409A(a)(2), (3) and (4), the Board may grant Deferred Stock to any Non-Employee Director in such number, upon such terms, and at any time and from time to time as the Board shall determine, including grants at the election of a Grantee to convert Shares to be acquired upon lapse of restrictions on Restricted Stock or Restricted Stock Units into such Deferred Stock; PROVIDED that any such grant of Deferred Stock shall be subject to an Award Agreement that comports with all restrictions under Code Section 409A(a)(2), (3) and (4) with respect to timing of deferrals, acceleration of deferred compensation and timing of distribution of deferred compensation.

     9.2 AWARD AGREEMENT.

     Each grant of Deferred Stock shall be evidenced by an Award Agreement that shall specify the number underlying the Shares of Deferred Stock subject to an Award, the date such Shares of Deferred Stock shall be settled and such other provisions as the Board shall determine that are in accordance with Code Section 409A. A Grantee shall have no voting rights in Deferred Stock.

     9.3 DEFERRED STOCK ELECTIONS.

          (a) MAKING OF DEFERRAL ELECTIONS. Pursuant to procedures approved by the Board to implement this Section 9.3 in accordance with Code Section 409A and subject to the approval of the Board in its sole discretion, a Non-Employee Director may elect ("DEFERRAL ELECTION") to be paid any or all of the following amounts in the form of Deferred Stock in lieu of cash or Shares, as applicable: (i) Shares to be delivered upon lapse of
     Restrictions on Restricted Stock or Restricted Stock Units or (ii) Directors Fees. In the case of a Deferral Election relating to Directors Fees, the number of Shares of Deferred Stock credited to the Non-Employee Director's Deferral Account (as defined in Section 9.4 below) shall be a number equal to the quotient of the amount of Directors Fees to be paid in the form of Deferred Stock divided by the Fair Market Value of a Share on the date such Directors Fees would otherwise be paid in cash. The Grant Date for an Award of Deferred Stock made pursuant to a Deferral Election shall be the date the amount subject to the Deferral Election would otherwise have been paid to the Grantee in cash or Shares.

          (b) TIMING OF DEFERRAL ELECTIONS. An initial Deferral Election must be filed with the Controller of the Company no later than December 31 of the year preceding the calendar year in which the amount to which the Deferral Election applies would otherwise be earned, subject to such restrictions and advance filing requirements as the Company may impose; PROVIDED that any newly elected or appointed Non-Employee Director may file a Deferral Election not later than thirty (30) days after the date such person first became a Non-Employee Director. A Deferral Election shall be irrevocable as of the filing deadline. Each Deferral Election shall remain in effect with respect to subsequently earned amounts unless the Non-Employee Director revokes or changes such Deferral Election. Any such revocation or change shall have prospective application only.

     9.4 DEFERRAL ACCOUNT.

          (a) ESTABLISHMENT OF DEFERRAL ACCOUNTS. The Company shall establish an account ("DEFERRAL ACCOUNT") on its books for each Non-Employee Director who receives a grant of Deferred Stock or makes a Deferral Election. Deferred Stock shall be credited to the Non-Employee Director's Deferral Account as of the Grant Date of such Deferred Stock. Deferral Accounts shall be maintained for recordkeeping purposes only and the Company shall not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts. The obligation to make distributions of securities or other amounts credited to Deferral Accounts shall be an unfunded, unsecured obligation of the Company.

          (b) CREDITING OF DIVIDEND EQUIVALENTS. Except as otherwise provided in an Award Agreement, whenever dividends are paid or distributions made with respect to Shares, Dividend Equivalents shall be credited to Deferral Accounts on all Deferred Stock credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents shall be credited to the Deferral Account in the form of additional Deferred Stock in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a Share at the payment date of such dividend or distribution.

          (c)  SETTLEMENT  OF  DEFERRAL  ACCOUNTS.  The Company  shall  settle a
     Deferral Account by delivering to the holder thereof (which may be the Grantee or his or her designated beneficiary or estate, as applicable) a number of Shares equal to the whole number of Shares of Deferred Stock then credited to the Grantee's Deferral Account (or a specified portion in the event of any partial settlement); PROVIDED that any fractional Shares of Deferred Stock remaining in the Deferral Account on the Settlement Date shall be distributed in cash in an amount equal to the Fair Market Value of a Share as of the Settlement Date multiplied by the remaining fractional Share. The "SETTLEMENT DATE" for all Deferred Stock credited to a Grantee's Deferral Account shall be the earlier of (i) the 180th day following the Non-Employee Director's Termination of Affiliation for any reason other than death or Disability, or (ii) as soon as administratively practical following the Grantee's death or Disability; PROVIDED, HOWEVER, if such Disability, Retirement or Termination of Affiliation does not constitute a "separation from service" (as provided in Code Section 409A(a)(2)(A)(i)), then payment on account of (i) above shall not be made until 180 days following the Grantee's "separation from service" in accordance with Code
     Section 409A(a)(2)(A)(i) unless the Grantee's death or Disability occurs earlier.

                                   ARTICLE 10.
                     AMENDMENT, MODIFICATION AND TERMINATION

     10.1 AMENDMENT, MODIFICATION, AND TERMINATION.

     Subject to Section 10.2, the full Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company's stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval, and (c) any Plan amendment or termination will not accelerate the timing of any payments that constitute deferred compensation under Code Section 409A unless such acceleration of payment is permitted by Code Section 409A.

     10.2 AWARDS PREVIOUSLY GRANTED.

     Except  as  otherwise  specifically  permitted  in  the  Plan  or an  Award
Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

                                   ARTICLE 11.
                              ADDITIONAL PROVISIONS

     11.1 SUCCESSORS.

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

     11.2 SEVERABILITY.

     If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, it shall be stricken and the remainder of the Plan and any such Award shall remain in full force and effect.

     11.3 REQUIREMENTS OF LAW.

     The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

     11.4 SECURITIES LAW COMPLIANCE.

          (a) If the Board deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Board may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All evidence of Share ownership delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, or any applicable securities law. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, evidence that such registration is not required.

          (b) If the Board determines that the exercise or non-forfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities, then the Board may postpone any such exercise, non-forfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, non-forfeitability or delivery to comply with all such provisions at the earliest practicable date.

     11.5 NO RIGHTS AS A STOCKHOLDER.

     No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Shares of Restricted Stock) which may be deliverable upon exercise or payment of an Award until such Shares have been delivered to him or her.

     11.6 NON-EXCLUSIVITY OF PLAN.

     Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for Non-Employee Directors as it may deem desirable.

     11.7 GOVERNING LAW.

     The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

     11.8 CONSTRUCTION.

     The following rules of construction will apply to the Plan: (a) the word "OR" is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

     11.9 OBLIGATIONS.

     Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or Shares or other property pursuant to Awards under this Plan shall be the sole obligation of the Company.

     11.10 NO RIGHT TO CONTINUE AS DIRECTOR, NO RIGHT TO AWARDS.

     Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company. No Non-Employee Director shall have a right to an Award or having been granted an Award, to additional Awards.

     11.11 STOCKHOLDER APPROVAL.

     All Awards granted on or after the Effective Date and prior to the date the Company's stockholders approve the amended and restated Plan are expressly conditioned upon and subject to approval of the Plan by the Company's stockholders.